UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2012

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34436	27-0247747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On June 22, 2012, Starwood Property Trust, Inc. (the “Company”) and its external manager, SPT Management, LLC (the “Manager”), entered into an ATM Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Agent”) to sell shares of the Company’s common stock, par value $0.01 per share, having an aggregate gross sales price of up to $250,000,000 (the “Shares”), from time to time, through an “at the market” equity offering program under which Merrill Lynch, Pierce, Fenner & Smith Incorporated will act as sales agent and/or principal.

Subject to the terms and conditions of the Sales Agreement, the Agent will use its commercially reasonable efforts to sell, on the Company’s behalf, the Shares offered by the Company under the Sales Agreement. The sales, if any, of the Shares made under the Sales Agreement will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. Under the terms of the Sales Agreement, the Company may also sell Shares to the Agent as principal for its own account at a price agreed upon at the time of sale.  If the Company sells Shares to the Agent as principal, it will enter into a separate terms agreement with the Agent.  Actual sales will depend on a variety of factors to be determined by the Company from time to time.

The Sales Agreement provides that the Agent will be entitled to a commission for its service that will not exceed, but may be lower than, 2.0% of the gross sales price of the Shares sold through it as sales agent pursuant to the Sales Agreement.  The Company has no obligation to sell any of the Shares under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-169008).  The Company filed a prospectus supplement, dated June 22, 2012, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

A copy of the Sales Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

1.1	ATM Equity OfferingSM Sales Agreement, dated June 22, 2012, among the Company, the Manager and the Agent
5.1	Opinion of Foley & Lardner LLP regarding the legality of the shares
8.1	Opinion of Sidley Austin LLP regarding certain tax matters
23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)
23.2	Consent of Sidley Austin LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2012	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit Number	Description

1.1	ATM Equity OfferingSM Sales Agreement, dated June 22, 2012, among the Company, the Manager and the Agent
5.1	Opinion of Foley & Lardner LLP regarding the legality of the shares
8.1	Opinion of Sidley Austin LLP regarding certain tax matters
23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)
23.2	Consent of Sidley Austin LLP (included in Exhibit 8.1)